SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 28, 2004

WASHINGTON MUTUAL, INC.
 (Exact name of Registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 461-2000

ITEM 7.  Exhibit

        99.1  Press Release

ITEM 9.  Regulation FD Disclosure

        Registrant issued a press release, attached as Exhibit 99.1 to this Form 8-K, on June 28, 2004.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2004		WASHINGTON MUTUAL, INC.
	By:	/s/ Thomas W. Casey Thomas W. Casey Executive Vice President and Chief Financial Officer (Authorized Officer)